DEAR SHAREHOLDER:

Enclosed is the semi-annual report of the operations of the ND Tax-Free Fund, Inc., the "Fund", for the six months ended June 29, 2001. The Fund's portfolio and related financial statements are presented within for your review.

As the first half of the year comes to a close, the Federal Reserve has cut the Fed Funds rate six times to a current rate of 3.75% with the prime rate currently at 6.75%. Economic reports of weakness in the manufacturing sector, particularly in factory orders, relatively weak retail sales, and subdued inflation, have attributed to the latest cut. The recent actions of the Federal Reserve have left many investors seeking to find alternative investments to meet their fixed income needs.

Six-month Treasury bill yields have fallen from a rate of 6.20% a year ago to a current rate of 3.60%. Continued easing by the Federal Reserve will likely result in further interest rate declines. While short-term rates have fallen, municipal yields have remained relatively stable.

Currently, 30-year AAA-rated municipal bonds are trading at 92% of the 30-year Treasury bond yield. Historically, a tax-equivalent yield of over 80% makes municipal bonds attractive investments.

The ND Tax-Free Fund, Inc. Class B shares began the year at $8.66 and ended the six month period at $8.56, for a six month total return of 1.20%. The ND Tax-Free Fund, Inc. Class A shares started the year at $8.66 and ended the six month period at $8.56, for a six month total return of 1.38%. In comparison, the Dow Jones Industrial Average was down 2.64%, the Standard and Poor's 500 Index was down 7.26% and the Nasdaq Composite was down 12.55%.

An important part of the Fund's strategy includes searching the primary and secondary markets for high quality North Dakota issues. High quality current income exempt from Federal and North Dakota income tax with preservation of capital remain the primary objectives of the Fund.


Sincerely,




Monte L. Avery                          Robert E. Walstad
Chief Portfolio Strategist              President

PERFORMANCE & COMPOSITION
-------------------------

PORTFOLIO QUALITY RATINGS
-------------------------
[pie chart]
(based on Total Long-Term Investments)
AAA                            37.6%
AA                             31.5%
A                              13.8%
BBB                             0.2%
NR                             16.9%


Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.

PORTFOLIO MARKET SECTORS
------------------------

(as a % of Net Assets)
HC-Health Care                 23.6%
H-Housing                      23.6%
E-Education                    15.0%
I-Industrial                   13.0%
O-Other                        10.1%
U-Utilities                     7.9%
C/L-COP/Lease                   4.4%
W/S-Water/Sewer                 2.4%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


                                             AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------------------
                                           For periods ending June 29, 2001
                                           --------------------------------
                                                                                    Since Inception
Class B Shares             1 year            5 year             10 year            (January 3, 1989)
----------------------------------------------------------------------------------------------------
Without CDSC               7.19%             3.84%              *N/A                      4.78%
With CDSC (4% max)         3.19%              N/A                N/A                       N/A

                                           For periods ending June 29, 2001
                                           --------------------------------
                                                                                    Since Inception
Class A Shares             1 year            5 year             10 year            (January 7, 2000)
----------------------------------------------------------------------------------------------------
Without Sales Charge       7.70%              N/A                N/A                      6.78%
With Sales Charge (4.25%)  3.12%              N/A                N/A                      3.69%

*A 10 year total return for Class B shares is not available even though the Fund has been open for 10 years. Shares in Class B are automatically converted to Class A after 8 years. A 10 year total return for Class B shares will be reported when Class A shares have been open for 10 years.


TERMS & DEFINITIONS
-------------------

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

LEHMAN BROTHERS MUNICIPAL BOND INDEX
   An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

MULTIPLE CLASSES OF SHARES
   Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charges.

OFFERING PRICE
   The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.



                         COMPARATIVE INDEX GRAPH
                         -----------------------
[line graph]
Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index
------------------------------------------------------------------------------

Class B Shares
--------------
                       ND Tax-         Lehman Brothers
                     Free Fund          Municipal Bond
                     w/o CDSC               Index
01/03/1989           $10,000               $10,000
1989                 $10,291               $11,079
1990                 $11,109               $11,886
1991                 $12,006               $13,330
1992                 $12,718               $14,505
1993                 $13,529               $16,286
1994                 $13,262               $15,444
1995                 $14,413               $18,140
1996                 $15,367               $18,946
1997                 $16,007               $20,689
1998                 $16,564               $22,030
1999                 $16,380               $21,574
2000                 $17,712               $24,098
06/29/01             $17,925               $24,796

Class A Shares
--------------
                     ND Tax-Free             ND Tax-Free            Lehman Brothers
                      Fund w/o               Fund w/max             Municipal Bond
                     Sales Charge           Sales Charge                 Index
01/07/2000             $10,00                 $ 9,575                   $10,000
2000                   $10,867                $10,405                   $11,169
06/29/01               $11,017                $10,549                   $11,493


PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio.
Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.




SCHEDULE OF INVESTMENTS  JUNE 29, 2001 (UNAUDITED)

NAME OF ISSUER
Percentages represent the market value of each        Rating        Coupon                        Principal         Market
investment category to total net assets             Moody's/S&P      Rate        Maturity          Amount            Value
-----------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA MUNICIPAL BONDS (98.1%)
Bismarck, ND (Marillac Manor) Facs. Rev. Ref......    NR/NR          7.700%       02/01/16      $   250,000     $    254,545
Burleigh Cty., ND (St. Vincent Nursing Home)
Facs. Rev.........................................    NR/NR          7.000        06/01/19          500,000          505,535
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.......    NR/NR          5.750        12/01/11        1,000,000        1,052,770
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.......    NR/NR          5.875        12/01/15        1,000,000        1,045,230
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.......    NR/NR          5.625        12/01/15          500,000          489,185
Carrington, ND Cath. Hlth. Corp. Facs. Rev........  Aa-3/AA-         6.250        11/15/15          500,000          535,275
Dickinson, ND (St. Luke's Home) Rev...............    NR/NR          7.250        05/01/22          500,000          513,950
#Fargo, ND (St. Luke's Hospital) Facs. Rev. Ref...    NR/A+          6.500        06/01/15        4,000,000        4,247,480
Fargo, ND Parking Rev. Series 2001-A..............    NR/NR          6.625        11/01/21          100,000          100,926
Fargo, ND School District Bldg. Auth. Lease Rev...   A-3/NR          5.750        05/01/18          500,000          521,955
Grand Forks, ND (4000 Valley Square Project)
Hsg. Rev. ........................................    NR/NR          6.250        12/01/34        2,710,000        1,967,460
Grand Forks, ND (Aurora Project) Sales
Tax Rev. MBIA.....................................   Aaa/AAA         5.625        12/15/29        1,000,000        1,015,770
Grand Forks, ND (United Hospital) Facs.
Rev. MBIA.........................................   Aaa/AAA         6.625        12/01/10          830,000          863,939
Grand Forks, ND (United Hospital) Facs.
Rev. MBIA.........................................   Aaa/AAA         6.500        12/01/06          750,000          776,580
*Grand Forks, ND (United Hospital) Facs.
Rev. MBIA.........................................   Aaa/AAA         6.250        12/01/19        1,000,000        1,084,760
*Grand Forks, ND (United Hospital) Facs.
Rev. MBIA.........................................   Aaa/AAA         6.450        12/01/23        1,525,000        1,668,045
Grand Forks, ND (Valley Square Project)
Hsg. Rev. ........................................    NR/NR          6.375        12/01/34          645,000          466,980
Jamestown, ND (College) Facs. Rev.................    NR/NR          6.625        10/01/14          800,000          846,832
Lisbon, ND (Parkside Lutheran Home) Rev...........    NR/NR          7.500        06/01/12          500,000          175,000
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC.........   Aaa/AAA         6.050        01/01/19        5,425,000        5,766,883
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC........   Aaa/AAA         6.650        06/01/22        3,500,000        3,871,560
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC.........   Aaa/AAA         6.650        06/01/22          350,000          379,995
Morton Cty., ND Multifamily Hsg. Rev. Ref.........    NR/NR          6.750        03/01/21          500,000          501,370
ND (HFA) Hsg. Finance Program.....................  Aa-3/NR          6.750        07/01/25        1,940,000        2,039,852
ND (HFA) Hsg. Finance Program.....................  Aa-3/NR          6.300        01/01/15          560,000          585,682
ND (HFA) Hsg. Finance Program.....................  Aa-3/NR          6.300        07/01/16          390,000          410,947
ND (HFA) Hsg. Finance Program.....................  Aa-3/NR          6.100        07/01/28          805,000          828,804
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          7.900        07/01/10           73,000           75,367
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          8.050        01/01/24          340,000          357,547
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          7.750        07/01/24          375,000          397,024
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          7.300        07/01/24          750,000          780,562
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          7.000        07/01/23          570,000          610,413
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          6.800        07/01/23        1,910,000        2,014,611
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          6.700        07/01/13          265,000          277,696
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          6.800        07/01/25        1,430,000        1,503,273
ND (HFA) Single Family Mrtge. Program.............    Aa/A+          6.950        07/01/25        1,740,000        1,838,867
ND Blding. Auth. Lease Rev. FSA...................   Aaa/AAA         6.000        12/01/13          500,000          538,610
ND Blding. Auth. Lease Rev. Ref. AMBAC............   Aaa/AAA         6.000        06/01/10        1,700,000        1,808,307
ND Municipal Bond Bank Revolving Fund Program.....    Aa/NR          6.300        10/01/15          530,000          569,549
ND Municipal Bond Bank Revolving Fund Program.....    Aa/NR          6.250        10/01/14        3,525,000        3,778,729
ND State Board of Hgr. Educ. (MSU) Facs. Rev. Ref.    NR/NR          6.750        08/01/05          755,000          780,942
ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)..   A-1/NR          5.600        04/01/29        1,035,000        1,059,592
ND State Board of Hgr. Educ. (UND) ...............     A/A-          7.300        09/01/10        1,425,000        1,460,212
ND State Water Commission Devl. Rev. AMBAC........   Aaa/AAA         5.750        07/01/27        1,250,000        1,290,587
ND Student Loan Rev. AMBAC........................   Aaa/AAA         6.300        07/01/12          100,000          106,533
ND Student Loan Rev. AMBAC........................   Aaa/AAA         6.350        07/01/13          250,000          266,892
ND Student Loan Rev. AMBAC........................   Aaa/AAA         6.400        07/01/14          400,000          424,880
Wahpeton, ND (Town Centre Square) Rev. Ref........    NR/NR          8.500        02/01/14          250,000          235,000
Ward Cty., ND (Trinity Obligation Group)
Hlth. Care Facs...................................    NR/BBB+        7.500        07/01/21          110,000          112,173
                                                                                                                -------------
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $51,576,962) ........................................................ $ 52,804,676
                                                                                                                -------------
SHORT-TERM SECURITIES (0.8%)
 Federated Tax-Free Fund 15 (COST: $453,313) .................................................................. $    453,313
                                                                                                                -------------
 TOTAL INVESTMENTS IN SECURITIES (COST: $52,030,275) .......................................................... $ 53,257,989
 OTHER ASSETS LESS LIABILITIES.................................................................................      578,738
                                                                                                                -------------
 NET ASSETS.................................................................................................... $ 53,836,727
                                                                                                                =============

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

+ Indicates on the last interest date, only artial interest was paid.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS JUNE 29, 2001

STATEMENT OF ASSETS AND LIABILITIES
June 29, 2001 (Unaudited)
-----------------------------------
ASSETS
     Investments in securities, at value (cost: $52,030,275) .......  $  53,257,989
     Accrued dividends receivable...................................          1,380
     Accrued interest receivable....................................        923,081
     Prepaid expenses...............................................          4,812
     Receivable for fund shares sold................................         20,500
                                                                      -------------
        Total Assets................................................  $  54,207,762
                                                                      -------------
LIABILITIES
     Dividends payable..............................................  $     213,181
     Bank overdraft.................................................         19,506
     Accrued expenses...............................................         49,821
     Payable for fund shares redeemed...............................         88,527
                                                                      -------------
        Total Liabilities...........................................  $     371,035
                                                                      -------------

NET ASSETS..........................................................  $  53,836,727
                                                                      =============

Net assets are represented by:
     Capital stock outstanding, at par..............................  $       6,289
     Additional paid-in capital.....................................     59,467,766
     Accumulated undistributed net realized gain
     (loss) on investments..........................................     (6,865,042)
     Unrealized appreciation on investments ........................      1,227,714
                                                                      -------------
          Total amount representing net assets applicable to
           6,289,022 outstanding shares of $.001 par value
          common stock (100,000,000 shares authorized) .............  $  53,836,727
                                                                      =============
Net asset value per share...........................................  $        8.56
                                                                      =============
Net Assets Consist of:
     Class A........................................................  $  28,886,804
     Class B........................................................  $  24,949,923
                                                                      -------------
          Total Net Assets..........................................  $  53,836,727
-----------------------------------------------------------------------------------
Shares Outstanding:
     Class A........................................................      3,375,083
     Class B........................................................      2,913,939
-----------------------------------------------------------------------------------
Net Asset Value per share:
     Class A .......................................................  $        8.56
     Class A - offering price
     (based on sales charge of 4.25%)...............................  $        8.94
     Class B........................................................  $        8.56
-----------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
For the six months ended June 29, 2001 (Unaudited)
--------------------------------------------------
INVESTMENT INCOME
    Interest........................................................  $   1,639,019
    Dividends.......................................................         12,252
                                                                      -------------
         Total Investment Income....................................  $   1,651,271
                                                                      -------------
EXPENSES
    Investment advisory fees........................................  $     164,887
    Distribution fees (12b-1)-Class A...............................         33,208
    Distribution fees (12b-1)-Class B...............................        106,485
    Transfer agent fees.............................................         33,107
    Accounting service fees.........................................         25,499
    Custodian fees..................................................          5,828
    Professional fees...............................................          6,249
    Directors fees..................................................          2,188
    Transfer agent out-of-pockets...................................          5,486
    Reports to shareholders.........................................          2,243
    Insurance expense...............................................          2,319
    License, fees, and registrations................................          3,217
                                                                      -------------
        Total Expenses..............................................  $     390,716
     Less expenses waived or absorbed
     by the Fund's manager..........................................        (79,953)
                                                                      -------------
         Total Net Expenses.........................................  $     310,763
                                                                      -------------
NET INVESTMENT INCOME...............................................  $   1,340,508
                                                                      -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions........................................  $     (43,256)
     Net change in unrealized appreciation (depreciation) of:
     Investments....................................................       (606,968)
                                                                      -------------
         Net Realized and Unrealized Gain (Loss) On Investments and
         Futures....................................................  $    (650,224)
                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....  $     690,284
                                                                      =============

The accompanying notes are an integral part of these financial statements.



FINANCIAL STATEMENTS JUNE 29, 2001
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 29, 2001, and the year ended December 29, 2000
----------------------------------------------------------------------------
                                                                                  For The Six               For The
                                                                                  Months Ended            Year Ended
                                                                                  June 29, 2001          December 29,
                                                                                   (Unaudited)                2000
                                                                                ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income.......................................................   $  1,340,508            $  2,887,838
    Net realized gain (loss) on investments and futures transactions............        (43,256)               (756,779)
    Net change in unrealized appreciation (depreciation) on investments
    and futures.................................................................       (606,968)              2,487,454
                                                                                ---------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations........   $    690,284            $  4,618,513
                                                                                ---------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income:
        Class A ($.22 and $.43, respectively) ..................................   $   (673,271)           $   (947,875)
        Class B ($.20 and $.40, respectively) ..................................       (667,237)             (1,939,963)
    Return of capital distributions:
        Class A ($.00 and $.00, respectively) ..................................              0                       0
        Class B ($.00 and $.00, respectively) ..................................              0                       0
    Distributions from net realized gain on investment and futures transactions:
        Class A.................................................................              0                       0
        Class B.................................................................              0                       0
                                                                                ---------------------------------------
         Total Dividends and Distributions......................................   $ (1,340,508)           $ (2,887,838)
                                                                                ---------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares:
       Class A..................................................................   $    117,125            $    133,033
       Class B..................................................................        448,741                 939,358
    Proceeds from reinvested dividends:
       Class A..................................................................        429,421                 556,702
       Class B..................................................................        441,376               1,316,143
    Cost of shares redeemed:
       Class A..................................................................     (1,790,992)             (4,055,955)
       Class B..................................................................     (1,797,093)             (9,796,366)
    Exchanges to/from related fund classes:
       Class A..................................................................      5,741,920              27,242,631
       Class B..................................................................     (5,741,920)            (27,242,631)
                                                                                ---------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions.............................................   $ (2,151,422)           $(10,907,085)
                                                                                ---------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................   $ (2,801,646)           $ (9,176,410)

NET ASSETS, BEGINNING OF PERIOD.................................................     56,638,373              65,814,783
                                                                                ---------------------------------------
NET ASSETS, END OF PERIOD.......................................................   $ 53,836,727            $ 56,638,373
                                                                                =======================================

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS JUNE 29, 2001 (UNAUDITED)

Note 1.  ORGANIZATION
         ND Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989. The Fund's objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

         All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held. Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.
         The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         INVESTMENT SECURITY VALUATION - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management, Inc. The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

         The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

         FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at June 29, 2001, a net capital loss carryforward totaling $6,821,786, which may be used to offset capital gains realized during subsequent years through December 31, 2008.

         MULTIPLE CLASS ALLOCATIONS - The Fund simultaneously uses the settled shares method to allocate income and fundwide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the six months ended June 29, 2001, distribution fees were the only class-specific expenses.

         DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the relative value of the shares of each class.

         INVESTMENT INCOME - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

         FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

         A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain
         (loss) for Federal income tax purposes.

         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

         Certain risks may arise upon entering into futures contracts.
         These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.


         USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RECLASSIFICATIONS - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS
         As of June 29, 2001, there were 100,000,000 shares of $.001 par authorized; 6,289,022 and 6,538,422 shares were outstanding at June 29, 2001, and December 29, 2000, respectively.

         Transactions in capital shares were as follows:

                                                     Class A Shares                              Class B Shares
                                                     --------------                              --------------
                                            For The Six        For The Period            For The Six            For The
                                           Months Ended        Since Inception           Months Ended         Year Ended
                                          June 29, 2001       (January 7, 2000)         June 29, 2001         December 29,
                                           (Unaudited)     thru December 29, 2000        (Unaudited)              2000
                                          --------------------------------------------------------------------------------
Shares sold...............................    13,619                  15,608                52,302              112,212
Shares issued on reinvestment of
dividends.................................    50,068                  66,101                51,423              156,601
Shares redeemed...........................  (208,104)               (483,450)             (209,238)          (1,168,193)
Shares exchanged to Class A...............         0                       0              (668,653)          (3,249,348)
Shares exchanged from Class B.............   669,183               3,252,058                     0                    0
                                          -------------------------------------------------------------------------------
Net increase (decrease) ..................   524,766               2,850,317              (774,166)          (4,148,728)
                                          ===============================================================================


Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
         ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

         The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $164,869 of investment advisory fees after a partial waiver for the six months ended June 29, 2001. The Fund has a payable to ND Money Management, Inc. of $26,164 at June 29, 2001 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

         ND Capital, Inc. ("Capital") serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class B presently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class. Class A presently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

         During the six months ended June 29, 2001, amounts paid or accrued to Capital and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

                            12b-1 Fees Charged               12b-1 Fees Waived
                            ------------------               -----------------
Class A Shares                   33,208                           (28,573)
Class B Shares                  106,485                           (51,361)

         The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the six months ended June 29, 2001, no commissions were earned by ND Capital, Inc.


         ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $33,107 of transfer agency fees after a partial waiver for the six months ended June 29, 2001. The Fund has a payable to ND Resources, Inc. of $5,279 at June 29, 2001, for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $25,499 of accounting service fees after a partial waiver for the six months ended June 29, 2001. The Fund has a payable to ND Resources, Inc. of $4,080 at June 29, 2001, for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS
         The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $1,216,360 and $2,968,105, respectively, for the six months ended June 29, 2001.

Note 6.  INVESTMENT IN SECURITIES
         At June 29, 2001, the aggregate cost of securities for federal income tax purposes was $52,030,275 and the net unrealized appreciation of investments based on the cost was $1,227,714, which is comprised of $2,408,114 aggregate gross unrealized appreciation and $1,180,400 aggregate gross unrealized depreciation.

FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS A SHARES
--------------
                                                             For The Six                      For The Period
                                                             Months Ended                     Since Inception
                                                            June 29, 2001                    (January 7, 2000)
                                                             (Unaudited)                   thru December 29, 2000
                                                         --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....................  $    8.66                           $    8.38
                                                         --------------------------------------------------------
Income from Investment Operations:
     Net investment income...............................  $     .22                           $     .43
     Net realized and unrealized gain (loss) on
     investment and futures transactions.................       (.10)                                .28
                                                         --------------------------------------------------------
         Total Income (Loss) From Investment Operations..  $     .12                           $     .71
                                                         --------------------------------------------------------
Less Distributions:
     Dividends from net investment income................  $    (.22)                          $    (.43)
     Return of capital distributions.....................        .00                                 .00
     Distributions from net realized gains...............        .00                                 .00
                                                         --------------------------------------------------------
         Total Distributions.............................  $    (.22)                          $    (.43)
                                                         --------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........................  $    8.56                           $    8.66
                                                         ========================================================
Total Return.............................................       2.76%(A)(C)                         8.67%(A)



Ratios/Supplemental Data:
     Net assets, end of period (in thousands) ...........  $    28,887                         $    24,684
     Ratio of net expenses (after expense
     assumption) to average net assets...................       0.95%(B)(C)                         0.94%(B)
     Ratio of net investment income to
     average net assets..................................       5.06%(C)                            5.12%
     Portfolio turnover rate.............................       2.27%                               0.86%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $28,591 and $39,055, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.16% and 1.15%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
--------------------
Selected per share data and ratios for the period indicated

CLASS B SHARES
--------------
                                       For The Six     The For       The For        The For        The For        The For
                                      Months Ended    Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                     June 29, 2001   December 29,   December 31,   December 31,   December 31,   December 31,
                                      (Unaudited)       2000          1999            1998           1997           1996
                                     ----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.   $  8.66      $  8.40        $  8.94         $  9.09       $  9.19        $  9.09
                                     ----------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income...........   $   .20      $   .40        $   .41         $   .41       $   .43        $   .46
     Net realized and unrealized gain
     (loss) on investments and
     futures transactions............      (.10)         .26           (.50)           (.10)         (.05)           .13
                                     ----------------------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.......   $   .10      $   .66        $  (.09)        $   .31       $   .38        $   .59
                                     ----------------------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     income..........................   $  (.20)     $  (.40)       $  (.41)        $  (.41)      $  (.43)       $  (.46)
     Return of capital distributions.       .00          .00           (.04)           (.05)         (.05)          (.03)
     Distributions from net
     realized gains..................       .00          .00            .00             .00           .00            .00
                                     ----------------------------------------------------------------------------------------
         Total Distributions........    $  (.20)     $  (.40)       $  (.45)        $  (.46)      $  (.48)       $  (.49)
                                     ----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......    $  8.56      $  8.66        $  8.40         $  8.94       $  9.09        $  9.19
                                     ========================================================================================
Total Return........................       2.40%(A)(C)  8.13%(A)      (1.11)% (A)      3.48%(A)      4.17%(A)       6.62% (A)



Ratios/Supplemental Data:
     Net assets, end of period
    (in thousands) .................    $  24,950    $  31,954      $  65,815       $  80,987     $  88,435      $  91,631
     Ratio of net expenses
    (after expense assumption)
     to average net assets..........       1.30%(B)(C)  1.30%(B)       1.30%(B)        1.30%(B)      1.30%(B)       1.13%(B)
     Ratio of net investment income to
     average net assets.............       4.71%(C)     4.80%          4.61%           4.59%         4.70%          5.00%
     Portfolio turnover rate........       2.27%        0.86%          7.45%           7.32%        13.18%         12.92%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $51,361, $144,913, $329,246, $331,888, $50,649, and $40,861,
     respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.67%, 1.66%, 1.74%, 1.70%, 1.36%, and 1.18%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.